Harbor Commodity Real Return Strategy Fund Supplement to Summary Prospectus dated March 1, 2012	Institutional Class HACMX Administrative Class HCMRX

Effective March 1, 2013, Harbor Funds has eliminated redemption fees on Harbor Commodity Real Return Strategy Fund.

Harbor Funds are intended for long-term investors. Harbor Funds will continue to use other methods to help protect shareholders from the effects of excessive short-term trading. Harbor Funds retains the right to block future purchases and exchanges into a fund on a temporary or permanent basis if it discovers what it believes is excessive trading, including after even one round trip into and out of a fund.

February 15, 2013

Investors Should Retain This Supplement for Future Reference

S0215.SP.CRRS

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